Commitment to purchase natural gas	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Commitment to purchase natural gas
32.	Commitment to purchase natural gas

The Company has an active GSA agreement (Gas Supply Agreement ) entered into with Yacimentos Petroliferos Fiscales Bolivianos – YPFB to purchase certain minimum volumes of natural gas at prices linked to the international fuel oil price through 2019, after which the agreement may be extended until all contracted volume has been delivered.

As of December 31, 2018, the total amount of the GSA for 2019 is nearly 11 billion cubic meters of natural gas (equivalent to 30.08 million cubic meters per day) and corresponds to a total estimated value of US$ 2.09 billion. Based on the aforementioned extension clause, the Company foresees an extension of the GSA term to June 2022 on the same volume basis according to current indicators, representing an estimated additional amount of US$ 4.85 billion, for the period from January 1, 2020 to June 30, 2022.